DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS

June 30, 2021 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (1.03%)
Consumer, Non-cyclical (0.11%)
American Tire Distributors, Inc.(a)(b)(c)(d)(e)	2,940	$241,051

Materials (0.14%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	121,752
Specialty Steel Holdco, Inc.(a)(b)(c)(d)(e)	1	183,669
Total Materials		305,421

Mineral and Precious Stone Mining (0.04%)
Arctic Canadian Diamond Co LTD.(a)(b)(d)(e)	541	103,872

Oil & Gas (0.28%)
Utex Industries, Inc.(a)(b)(c)(d)(e)	7,506	619,320

Technology (0.46%)
Skillsoft Corp.(a)(b)(c)(d)(e)	5,242	1,041,009

TOTAL COMMON STOCKS
(Cost $1,360,024)		2,310,673

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (29.25%)
Basic Materials (1.15%)
Aruba Investments, Inc., Series Initial(f)	3M US L + 7.75%, 0.75% Floor	11/24/2028	$2,540,000	$2,569,629

Communications (4.31%)
Auction.com LLC fka Ten-X LLC(f)	1M US L + 4.00%, 1.00% Floor	9/27/2024	4,119,446	3,964,966
Auction.com LLC fka Ten-X LLC, Series Senior Secured(a)(b)(e)(f)	1M US L + 8.00%, 1.00% Floor	9/29/2025	180,000	180,000
Getty Images, Inc., Series Initial Dollar(f)(h)	1M US L + 4.50%	2/19/2026	813,689	814,197
GTT Communications B.V., Series Initial(b)(f)(g)	1M US L + 5.00%, PIK 2.50%, 1.00% Floor	12/28/2021	98,222	99,941
GTT Communications B.V., Series Delayed Draw(b)(f)(g)	1M US L + 5.00%, PIK 2.50%, 1.00% Floor	6/29/2021	171,365	174,364
Intrado Corp., Series Initial B(f)(h)	3M US L + 4.00%, 1.00% Floor	10/10/2024	4,489,846	4,400,790
Total Communications				9,634,258

Consumer Discretionary (2.00%)
18 Fremont Street Acquisition LLC(f)	3M US L + 8.00%, 1.50% Floor	8/9/2025	1,233,635	1,263,705
American Tire Distributors, Inc., Series Initial(b)(c)(f)(g)	Cash L + 7.50 + PIK 1.50%, 1.00% Floor	9/2/2024	16,710	16,747
American Tire Distributors, Inc., Series Initial (DIP)(b)(c)(f)(g)	Cash L + 6.00 + PIK 1.00%, 1.00% Floor	9/1/2023	25,705	25,587
CNT Holdings I Corp, Series Initial(a)(f)	3M US L + 6.75%, 0.75% Floor	11/6/2028	3,113,077	3,167,556
Total Consumer Discretionary				4,473,595

Consumer, Cyclical (0.11%)
DexKo Global, Inc., Series B(a)(e)(f)	3M US L + 8.25%	7/24/2025	238,910	238,910

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (12.46%)
Ankura Consulting Group LLC, Series Closing Date(a)(f)	3M US L + 8.00%, 0.75% Floor	3/19/2029	$650,000	$659,750
ATI Holdings Acquisition, Inc., Series Initial(f)	3M US L + 3.50%, 1.00% Floor	5/10/2023	736,633	737,097
Aveanna Healthcare LLC, Series Initial(f)	3M US L + 4.25%, 1.00% Floor	3/18/2024	3,300,352	3,308,602
Aveanna Healthcare LLC, Series Initial New(f)	1M US L + 5.50%, 1.00% Floor	3/18/2024	481,086	481,839
Cano Health LLC, Series Delayed Draw(f)(h)	3M US L + 5.25%, 0.75% Floor	11/23/2027	250,096	250,877
Cano Health LLC, Series Initial(f)(h)	3M US L + 4.75%, 0.75% Floor	11/23/2027	1,148,878	1,152,468
Envision Healthcare Corp., Series Initial(f)(h)	1M US L + 3.75%	10/10/2025	2,540,000	2,182,813
Illuminate Merger Sub Corp. TL 2L(f)(h)	3M US L + 6.75%	7/23/2029	1,330,000	1,316,700
Infinite Bidco LLC, Series Initial(f)	1M US L + 7.00%, 0.50% Floor	3/2/2029	1,240,000	1,252,400
IRI Holdings, Inc., Series Initial(f)	1M US L + 4.25%	12/1/2025	598,893	599,393
KUEHG Corp, Series Tranche B(a)(f)	3M US L + 8.25%, 1.00% Floor	8/22/2025	780,000	774,150
KUEHG Corp, Series B-3(f)(h)	3M US L + 3.75%, 1.00% Floor	2/21/2025	3,664,935	3,615,880
LaserShip, Inc., Series Initial(a)(f)(h)	3M US L + 7.50%, 0.75% Floor	5/7/2029	1,450,000	1,453,625
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	110,000	109,312
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 3.25%, 1.00% Floor	3/13/2025	3,646,482	3,592,296
MH Sub I LLC, Series 2021 Replacement(f)	1M US L + 6.25%	2/23/2029	4,340,000	4,414,605
Option Care Health, Inc., Series B(f)	1M US L + 3.75%	8/6/2026	925,303	927,038
SM Wellness Holdings, Inc.(a)(f)	1Y US L + 8.00%, 0.75% Floor	4/1/2029	1,030,000	1,040,300
Total Consumer, Non-cyclical				27,869,145

eCommerce (0.41%)
CommerceHub, Inc., Series Initial(f)	3M US L + 7.00%, 0.75% Floor	12/29/2028	910,000	925,925

Financials (2.03%)
Arctic Canadian Diamond Corp, 1L TL(a)(b)(e)(f)(h)	3M US L + 5.00%, 1.00% Floor	12/31/2027	39,429	39,429
Arctic Canadian Diamond Corp, 2L TL(a)(b)(e)(g)(h)	Cash 5.00% + PIK 12.50%	12/31/2027	468,944	468,944
Asurion LLC, Series New B-8(f)	1M US L + 3.25%	12/23/2026	338,300	334,865
Asurion LLC, Series New B-9(f)	1M US L + 3.25%	7/31/2027	1,047,375	1,036,681
Masergy Holdings, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	12/16/2024	2,584,107	2,580,890
Zest Acquisition Corp., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	90,000	88,650
Total Financials				4,549,459

Industrials (6.51%)
Brand Energy & Infrastructure Services, Inc., Series Initial(f)(h)	3M US L + 4.25%, 1.00% Floor	6/21/2024	5,021,620	4,947,074
Deliver Buyer, Inc., Series Senior Secured(a)(f)	3M US L + 5.00%, 1.00% Floor	5/1/2024	4,198,957	4,209,455
Deliver Buyer, Inc., Series Amendment No. 5(a)(f)	3M US L + 6.25%, 1.00% Floor	5/1/2024	1,064,637	1,070,625
Engineered Machinery Holdings, Inc., Series Initial(f)	3M US L + 7.25%, 1.00% Floor	7/18/2025	955,812	962,980
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 2(a)(f)	3M US L + 6.50%, 0.75% Floor	5/21/2029	1,300,000	1,317,875
GI Consilio Parent LLC(a)(f)	1M US L + 7.50%, 0.50% Floor	5/14/2029	2,050,000	2,060,250
Total Industrials				14,568,259

Oil & Gas (0.02%)
Utex Industries, Inc., Series Second Out(b)(f)(g)(h)	1M US L + 3.75% + PIK 5.75%, 1.50% Floor	12/3/2025	45,853	44,707

Technology (0.25%)
Software Luxembourg Acquisition S.a r.l., Series Second Out(a)(f)	3M US L + 7.50%, 1.00% Floor	4/27/2025	558,342	559,738

TOTAL BANK LOANS
(Cost $64,027,652)				65,433,625

	Rate	Maturity Date	Principal Amount	Value (Note 2)
HIGH YIELD BONDS AND NOTES (67.62%)
Basic Materials (12.40%)
Allegheny Technologies, Inc.	7.875%	8/15/2023	$2,400,000	$2,634,000
Allegheny Technologies, Inc.	5.875%	12/1/2027	460,000	483,478
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(i)	8.750%	7/15/2026	8,190,000	8,691,638
Big River Steel LLC / BRS Finance Corp.(i)	6.625%	1/31/2029	2,920,000	3,226,060
Century Aluminum Co.(i)	7.500%	4/1/2028	6,305,000	6,698,936
Cleveland-Cliffs, Inc.(i)	6.750%	3/15/2026	2,040,000	2,203,200
Joseph T Ryerson & Son, Inc.(i)	8.500%	8/1/2028	3,421,000	3,809,506
Northwest Acquisitions ULC / Dominion Finco, Inc.(b)(i)(j)	7.125%	11/1/2022	1,650,000	2,145
Total Basic Materials				27,748,963

Communications (5.43%)
Clear Channel Outdoor Holdings, Inc.(i)	7.750%	4/15/2028	2,170,000	2,275,907
Clear Channel Outdoor Holdings, Inc.(i)	7.500%	6/1/2029	440,000	456,098
Connect Finco SARL / Connect US Finco LLC(i)	6.750%	10/1/2026	3,560,000	3,769,185
GTT Communications, Inc.(b)(i)	7.875%	12/31/2024	1,970,000	185,456
Nexstar Broadcasting, Inc.(i)	5.625%	7/15/2027	340,000	360,825
Scripps Escrow II, Inc.(i)	5.375%	1/15/2031	680,000	678,704
Scripps Escrow, Inc.(i)	5.875%	7/15/2027	1,460,000	1,513,684
Viasat, Inc.(i)	5.625%	9/15/2025	1,450,000	1,482,299
Viasat, Inc.(i)	6.500%	7/15/2028	1,340,000	1,430,906
Total Communications				12,153,064

Consumer, Cyclical (11.71%)
Boyd Gaming Corp.(i)	4.750%	6/15/2031	1,070,000	1,111,463
Carlson Travel, Inc.(b)(i)	6.750%	12/15/2025	2,480,000	2,290,169
Carlson Travel, Inc.(b)(g)(i)	Cash 9.50% + PIK 2.00%	12/15/2026	644,594	323,602
Ford Motor Co.	7.450%	7/16/2031	1,820,000	2,395,575
Ford Motor Co.	9.000%	4/22/2025	710,000	876,243
Ford Motor Co.	9.625%	4/22/2030	3,880,000	5,572,863
Lions Gate Capital Holdings LLC(i)	5.500%	4/15/2029	2,730,000	2,873,448
Real Hero Merger Sub 2, Inc.(i)	6.250%	2/1/2029	2,000,000	2,077,200
Specialty Building Products Holdings LLC / SBP Finance Corp.(i)	6.375%	9/30/2026	1,620,000	1,701,000
Sportsnet(a)(b)(c)(e)	10.250%	1/15/2025	100,000	102,750
SRS Distribution, Inc.(i)	4.625%	7/1/2028	1,100,000	1,126,125
Wheel Pros, Inc.(i)	6.500%	5/15/2029	2,860,000	2,897,938
White Cap Buyer LLC(i)	6.875%	10/15/2028	2,654,000	2,844,119
Total Consumer, Cyclical				26,192,495

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (11.84%)
Bausch Health Cos., Inc.(i)	5.250%	1/30/2030	$340,000	$316,625
Carriage Services, Inc.(i)	4.250%	5/15/2029	740,000	739,859
Charles River Laboratories International, Inc.(i)	4.000%	3/15/2031	360,000	375,005
Cimpress PLC(i)	7.000%	6/15/2026	1,860,000	1,963,221
Envision Healthcare Corp.(i)	8.750%	10/15/2026	5,180,000	3,639,571
High Ridge Brands Escrow(a)(b)(c)(e)		3/15/2025	125,000	1,550
Jaguar Holding Co. II / PPD Development LP(i)	5.000%	6/15/2028	3,280,000	3,561,817
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed(i)	4.625%	3/1/2029	630,000	636,281
Specialty Steel(a)(e)(g)	11.9222% or PIK L+11.00%, 1.00% Floor	11/15/2026	210,000	210,000
Square, Inc.(i)	3.500%	6/1/2031	830,000	838,300
Surgery Center Holdings, Inc.(i)	6.750%	7/1/2025	2,045,000	2,091,074
Surgery Center Holdings, Inc.(i)	10.000%	4/15/2027	3,530,000	3,886,601
Team Health Holdings, Inc.(i)	6.375%	2/1/2025	3,475,000	3,312,127
Tenet Healthcare Corp.(i)	5.125%	11/1/2027	4,680,000	4,914,164
Total Consumer, Non-cyclical				26,486,195

Energy (4.04%)
Harvest Midstream I LP(i)	7.500%	9/1/2028	2,975,000	3,236,800
Occidental Petroleum Corp.	6.450%	9/15/2036	1,850,000	2,214,283
Occidental Petroleum Corp.	8.875%	7/15/2030	1,630,000	2,182,073
Teine Energy, Ltd.(i)	6.875%	4/15/2029	1,360,000	1,400,562
Total Energy				9,033,718

Financials (7.95%)
AssuredPartners, Inc.(i)	7.000%	8/15/2025	2,540,000	2,603,081
GTCR AP Finance, Inc.(i)	8.000%	5/15/2027	1,530,000	1,634,797
HUB International, Ltd.(i)	7.000%	5/1/2026	4,510,000	4,688,461
NFP Corp.(i)	6.875%	8/15/2028	5,940,000	6,271,036
NFP Corp.(i)	4.875%	8/15/2028	2,550,000	2,594,702
Total Financials				17,792,077

Industrials (12.97%)
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC(i)	3.250%	9/1/2028	1,910,000	1,911,152
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(i)	6.000%	9/15/2028	2,050,000	2,137,444
JPW Industries Holding Corp.(i)	9.000%	10/1/2024	780,000	820,533
LABL Escrow Issuer LLC(i)	10.500%	7/15/2027	2,000,000	2,209,000
LABL Escrow Issuer LLC(i)	6.750%	7/15/2026	1,530,000	1,635,172
Material Sciences Corp.(a)(b)(c)(e)(f)(g)	L + 8.25 or PIK 2.00%	1/9/2024	90,225	90,225
Plastipak Holdings, Inc.(i)	6.250%	10/15/2025	4,230,000	4,339,663
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(i)	7.750%	4/15/2026	4,401,000	4,572,991
TransDigm, Inc.	6.375%	6/15/2026	4,200,000	4,356,324
Trident TPI Holdings, Inc.(i)	6.625%	11/1/2025	3,510,000	3,612,000
Trident TPI Holdings, Inc.(i)	9.250%	8/1/2024	3,180,000	3,336,838
Total Industrials				29,021,342

Materials (0.06%)
Real Alloy Holding, Inc.(a)(b)(c)(e)(f)(g)	L + 10.00% or PIK L+12.00%, 1.00% Floor	11/28/2023	126,414	126,414

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Technology (1.22%)
Playtika Holding Corp.(i)	4.250%	3/15/2029	$1,040,000	$1,041,362
Presidio Holdings, Inc.(i)	8.250%	2/1/2028	1,540,000	1,680,402
Total Technology				2,721,764

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $147,687,431)				151,276,032

WARRANTS (0.00%)
Oil & Gas (0.00%)
Utex Industries Holdings, LLC(a)(b)(c)(e)			1,150	–

TOTAL WARRANTS
(Cost $–)				–

TOTAL INVESTMENTS (97.90%)
(Cost $213,075,107)				$219,020,330

OTHER ASSETS IN EXCESS OF LIABILITIES (2.10%)				4,699,290

NET ASSETS (100.00%)				$223,719,620

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Portfolio of Investments section.
(b)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of June 30, 2021, the fair value of illiquid securities in the aggregate was $4,834,151, representing 3.48% of the Fund's net assets.
(c)	Security deemed to be restricted as of June 30, 2021. As of June 30, 2021, the fair value of restricted securities in the aggregate was $2,570,074, representing 1.15% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(d)	Non-income producing security.
(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of June 30, 2021 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	Payment in-kind.
(h)	All or a portion of this position has not settled as of June 30, 2021. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021 the fair value of securities restricted under Rule 144A in the aggregate was $130,030,254, representing 58.12% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (b).
(j)	Security is currently in default.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind

Reference Rates:
1M US L - 1 Month LIBOR as of June 30, 2021 was 0.10%
3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%
12M US L - 12 Month LIBOR as of June 30, 2021 was 0.25%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

June 30, 2021 (Unaudited)

1.	ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying Portfolio of Investments were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its Portfolio of Investments.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer, Non-cyclical	$–	$–	$241,051	$241,051
Materials	–	–	305,421	305,421
Mineral and Precious Stone Mining	–	–	103,872	103,872
Oil & Gas	–	–	619,320	619,320
Technology	–	–	1,041,009	1,041,009
Bank Loans
Basic Materials	–	2,569,629	–	2,569,629
Communications	–	9,454,258	180,000	9,634,258
Consumer Discretionary	–	1,306,039	3,167,556	4,473,595
Consumer, Cyclical	–	–	238,910	238,910
Consumer, Non-cyclical	–	23,941,320	3,927,825	27,869,145
eCommerce	–	925,925	–	925,925
Financials	–	4,041,086	508,373	4,549,459
Industrials	–	5,910,054	8,658,205	14,568,259
Oil & Gas	–	44,707	–	44,707
Technology	–	–	559,738	559,738
High Yield Bonds And Notes
Basic Materials	–	27,748,963	–	27,748,963
Communications	–	12,153,064	–	12,153,064
Consumer, Cyclical	–	26,089,745	102,750	26,192,495
Consumer, Non-cyclical	–	26,274,645	211,550	26,486,195
Energy	–	9,033,718	–	9,033,718
Financials	–	17,792,077	–	17,792,077
Industrials	–	28,931,117	90,225	29,021,342
Materials	–	–	126,414	126,414
Technology	–	2,721,764	–	2,721,764
Warrants
Oil & Gas	–	–	–	–
TOTAL	$–	$198,938,111	$20,082,219	$219,020,330

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Common		High Yield Bonds
DDJ Opportunistic High Yield Fund	Stock	Bank Loans	and Notes	Warrants	Total
Balance as of September 30, 2020	$1,032,402	$1,337,662	$550,503	$-	$2,920,567
Accrued discount/ premium	-	(17,360)	(2,143)	-	(19,503)
Realized Gain/(Loss)	-	(387,088)	(107,850)	-	(494,938)
Change in Unrealized Appreciation/(Depreciation)	909,876	582,423	112,365	-	1,604,664
Purchases	368,395	10,681,775	-	-	11,050,170
Sales Proceeds	-	(320,704)	(21,936)	-	(342,640)
Transfer into Level 3	-	5,452,549	-	-	5,452,549
Transfer out of Level 3	-	(88,650)	-	-	(88,650)
Balance as of June 30, 2021	$2,310,673	$17,240,607	$530,939	$-	$20,082,219

Information about Level 3 measurements as of June 30, 2021: (not updated)

Asset Class	Market Value	Valuation Technique	Unobservable Input(s)(a)	Value/Range
Common Stock	$1,165,792	Discounted Cash Flow,	Discount Rate	9.3% -12.5%
		Market Analysis	EBITDA Multiple	4.5x – 13.5x

Common Stock	$1,041,009	Favored sale transaction analysis	Fair Market Value	$198.59

Common Stock	$103,872	Discounted Cash Flow Analysis	Discount Rate	18.30%

Bank Loans	$16,313,324	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$418,910	Yield Analysis	Yield to Worst	9.00% - 9.25%

Bank Loans	$508,373	Discounted Cash Flow Analysis	Discount Rate Loan-To-Value	18.30% 21.0%-50.0%

High Yield Bonds and Notes	$529,389	Yield Analysis	Yield to Worst	8.0%-11.0%
High Yield Bonds and Notes	$1,550	Litigation Trust Settlement Proceeds	Discount Rate	6.64%
			Expected Recovery Rate	$1.24 per $100 principal amount of
				now cancelled Unsecured Notes

Warrants	–	Intrinsic Value	Strike price per share	$114.76
			Per share value (fully diluted)	$0.00

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Expected Recovery Rate	Increase	Decrease
Strike price per share	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of June 30, 2021, the Fund held $65,433,625, or 29.25% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Interest Rate Risk: On July 27, 2017, the head of the U.K.'s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

COVID-19 Risk: The outbreak of the respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread worldwide. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the overall market, including the U.S. high yield market, in a material adverse manner. The impact of the outbreak may last for an extended period of time. DDJ Capital Management, LLC (“DDJ” or the “Adviser”) will continue to monitor market conditions as information is available as well as evaluate the potential impacts, if any, on the value of the Fund’s investments.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

The below securities are restricted from resale as of June 30, 2021:

	Security Type	Acquisition Date	Amortized Cost	Fair Value
American Tire Distributors, Inc.	Common Stocks	12/21/2018	$62,534	$241,051
American Tire Distributors TL	Bank Loans	12/21/2018	14,821	16,748
American Tire Distributors FILO	Bank Loans	12/21/2018	25,705	25,587
High Ridge Brands Co. Escrow	High Yield Bonds and Notes	12/21/2020	-	1,550
Material Sciences Corp.	High Yield Bonds and Notes	7/9/2018 - 6/30/2020	109,411	90,225
Real Alloy Holding, Inc.	Common Stocks	5/31/2018	103,329	121,752
Real Alloy Holding, Inc.	High Yield Bonds and Notes	5/31/2018 - 4/7/2020	126,414	126,414
Skillsoft, Ltd. ADR	Common Stocks	8/27/2020	691,892	1,041,008
Specialty Steel Holdco, Inc.	Common Stocks	11/15/2017	133,875	183,669
Sportsnet	High Yield Bonds and Notes	12/27/2017	99,010	102,750
Utex Industries, Inc.	Common Stocks	12/3/2020	368,394	619,320
Utex Industries, Inc.	Warrant	12/3/2020	-	-
				$2,570,074

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.